SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 13, 2007

                           Timberland Bancorp, Inc.
           (Exact name of registrant as specified in its charter)

       Washington                   0-23333                    91-1863696
---------------------------        ---------               ------------------
State or other jurisdiction        Commission              (I.R.S. Employer
Of incorporation                   File Number             Identification No.)

624 Simpson Avenue, Hoquiam, Washington                           98550
----------------------------------------                          -----
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number (including area code) (360) 533-4747


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
----------------------------------------------------

(1) On April 13, 2007, Timberland Bancorp, Inc. ("Company") and its financial institution subsidiary, Timberland Bank ("Bank"), entered into employment agreements ("Employment Agreements") with Michael R. Sand, President and Chief Executive Officer of the Company and the Bank, and Dean J. Brydon, Chief Financial Officer of the Company and the Bank (the "Executives"). The material terms of these agreements are summarized below and a copy of the agreements are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

     The Employment Agreements provide that the aggregate base salary level for the Executives shall not be less than the annualized aggregate amount of the Executives' base salary from the Company and its subsidiaries in effect at the Effective Date of the Agreement, which may be increased at the discretion of the Board of Directors or an authorized committee of the Board. The Agreements provide for an initial three-year term, provided the agreement has not been terminated earlier by either party. On each anniversary beginning on April 13, 2008, the term of the agreement will be extended for an additional year unless notice is given by the Board to the Executives, or vice versa, at least 90 days prior to the anniversary date. The agreement may be terminated by the Company and the Bank at any time, by the Executives if they are assigned duties inconsistent with their initial position, duties and responsibilities, or upon the occurrence of certain events. If the Executives' employment is terminated without cause or upon a voluntary termination following the occurrence of an event described in the preceding sentence, the Company and the Bank would be required to honor the terms of the agreement through the expiration of the then current term, including payment of cash compensation and continuation of employee benefits.

     The Employment Agreements also provide for a severance payment and other benefits if the Executives are is involuntarily terminated following a change in control of the Company. The maximum value of the severance benefits under the employment agreements is 2.99 times the Executives' average annual compensation during the five-year period prior to the effective date of the change in control (known as the base amount). The employment agreement provides that the value of the maximum benefit be distributed in the form of a lump sum cash payment equal to 2.99 times the Executives' base amount, and continued coverage under the health, life and disability programs of the Bank for the remaining term of the agreement following the change in control.

(2) On March 26, 2007, the Company and the Bank also adopted the Timberland Bank Employee Severance Compensation Plan, which will provide eligible employees of the Bank with severance pay benefits in the event of a change in control of the Company or the Bank. Management personnel with employment agreements or severance agreements will not be eligible to participate in the severance plan. Generally, employees will be eligible to participate in the severance plan if they have completed at least two years of service with the Bank. Employees will be credited with service prior to adoption of the plan. The severance plan will vest in each participant a contractual right to the benefits the participant is entitled to thereunder. Under the Plan, in the event of a change in control of the Company or the Bank, eligible employees who are terminated or who terminate their employment within one year for reasons specified under the severance plan will be entitled to receive a severance payment. If a participant whose employment has terminated has completed at least two years of service, the participant will be entitled to a lump sum cash severance payment equal to the product of the participant's monthly compensation (including all wages, salary, bonus and cash compensation, if any) and the participant's years of service, with a minimum payment equal to 12 times the participant's monthly compensation. A participant who is a vice president or higher of the Bank prior to the change in control will receive a minimum payment equal to 18 times the participant's monthly compensation. The maximum payment to a participant shall not exceed 200% of the participant's annual compensation (including all wages, salary, bonus and cash compensation, if any).

Item 9.01 Financial Statements and Exhibits
-------------------------------------------

     (c) Exhibits

      10.1  Employment Agreement with Michael R. Sand
      10.2  Employment Agreement with Dean J. Brydon
      10.3  Employee Severance Compensation Plan

                                  SIGNATURES
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     TIMBERLAND BANCORP, INC.




DATE:  April 13, 2007                By: /s/Dean J. Brydon
                                         ---------------------------------
                                         Dean J. Brydon
                                         Chief Financial Officer

                                 Exhibit 10.1

                 Employment Agreement with Michael R. Sand

                               EMPLOYMENT AGREEMENT
                               --------------------

     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this 13th day of April, 2007 by and between Timberland Bancorp, Inc. (the "Company"), and its wholly owned subsidiary, Timberland Bank (the "Bank"), and Michael R. Sand (the "Employee").

     WHEREAS, the Employee is currently serving as the President and Chief Executive Officer of the Company and of the Bank;

     WHEREAS, the Employee has made and will continue to make a major contribution to the success of the Company and the Bank in the position of President and Chief Executive Officer;

     WHEREAS, the board of directors of the Company and the board of directors of the Bank (collectively, the "Board of Directors") recognize that the possibility of a change in control of the Bank or the Company may occur and that such possibility, and the uncertainty and questions which may arise among management, may result in the departure or distraction of key management to the detriment of the Company, the Bank and their respective stockholders;

     WHEREAS, the Board of Directors believes that it is in the best interests of the Company and the Bank and the shareholders thereof to enter into this Agreement with the Employee in order to assure continuity of management of the Company and its subsidiaries; and

     WHEREAS, the Board of Directors has approved and authorized the execution of this Agreement with the Employee;

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

     1. Definitions.
        -----------

          (a) The term "Change in Control" means (1) an offeror other than the Company purchases shares of stock of the Company or the Bank pursuant to a tender or exchange offer for such shares; (2) an event of a nature that results in the acquisition of control of the Company or the Bank within the meaning of the Bank Holding Company Act of 1956, as amended, under 12 U.S.C.
Section 1841 (or any successor statute or regulation) or requires the filing of a notice with the Federal Deposit Insurance Corporation ("FDIC") under 12 U.S.C. Section 1817(j) (or any successor statute or regulation); (3) any person (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company or the Bank representing 25% or more of the combined voting power of the Company's or the Bank's outstanding securities; (4) individuals who are members of the board of directors of the

Company immediately following the Effective Date or who are members of the board of directors of the Bank immediately following the Effective Date (in each case, the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequently whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's or the Bank's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; or (5) consummation of a plan of reorganization, merger, consolidation, sale of all or substantially all of the assets of the Company or a similar transaction in which the Company is not the resulting entity, or a transaction at the completion of which the former stockholders of the acquired corporation become the holders of more than 40% of the outstanding common stock of the Company and the Company is the resulting entity of such transaction; provided that the term "Change in Control" shall not include an acquisition of securities by an employee benefit plan of the Bank or the Company.

          (b) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company (or its successors) that are part of the affiliated group (as defined in Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code"), without regard to subsection (b) thereof) that includes the Bank, including but not limited to the Company.

          (c) The term "Date of Termination" means the date upon which the Employee's employment with the Company or the Bank or both ceases, as specified in a notice of termination pursuant to Section 8 of this Agreement or the date a succession becomes effective under Section 10.

          (d) The term "Effective Date" means the date of this Agreement.

          (e) The term "Involuntary Termination" means the termination of the employment of Employee (i) by either the Company or the Bank or both without the Employee's express written consent; or (ii) by the Employee by reason of a material diminution of or interference with his duties, responsibilities or benefits, including (without limitation) any of the following actions unless consented to in writing by the Employee: (1) a requirement that the Employee be based at any place other than Hoquiam, Washington, or within a radius of 35 miles from the location of the Company's administrative offices as of the Effective Date, except for reasonable travel on Company or Bank business; (2) a material demotion of the Employee; (3) a material reduction in the number or seniority of personnel reporting to the Employee or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Employee, other than as part of a Bank-or Company-wide reduction in staff; (4) a reduction in the Employee's salary or a material adverse change in the Employee's perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Bank or the Company; (5) a material permanent increase in the required hours of work or the workload of the Employee; or (6) the failure of the board of directors of the Company (or a board of directors of a successor of the Company) to elect him as President and Chief Executive Officer of the Company (or a successor of the Company) or any action by the board of directors of the Company (or a board of directors of a successor of the Company) removing him from such office, or the failure of the board of directors of the Bank (or any successor of the Bank) to elect him as President and Chief Executive Officer of the Bank (or any successor of the Bank) or any action by such board (or a board of a successor of the Bank) removing him from such office. The term "Involuntary Termination" does not include Termination for Cause, termination of employment due to death or permanent disability pursuant to Section 7(f) of this Agreement, retirement or suspension or temporary or permanent prohibition from participation in the conduct of the Bank's affairs under Section 8 of the Federal Deposit Insurance Act ("FDIA").

          (f) The term "Section 409A" shall mean Section 409A of the Code and the regulations and guidance of general applicability issued thereunder.

          (g) The term "Separation from Service" shall have the same meaning as in Section 409A.

          (h) The terms "Termination for Cause" and "Terminated For Cause" mean termination of the employment of the Employee with either the Company or the Bank, as the case may be, because of the Employee's violation of applicable codes of ethics, personal dishonesty, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or (except as provided below) material breach of any provision of this Agreement. No act or failure to act by the Employee shall be considered willful unless the Employee acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company or the Bank. The Employee shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), stating that in the good faith opinion of the Board of Directors the Employee has engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

     2. Term. The term of this Agreement shall be a period of three years
        ----
commencing on the Effective Date, subject to earlier termination as provided herein. Beginning on the first anniversary of the Effective Date, and on each anniversary thereafter, the term of this Agreement shall be extended for a period of one year in addition to the then-remaining term, provided that (i) neither the Employee nor the Company has given notice to the other in writing at least 90 days prior to such anniversary that the term of this Agreement shall not be extended further; and (ii) prior to such anniversary, the Board of Directors, or a committee of the Board of Directors which has been delegated authority to act on such matters by the Board of Directors ("Committee"), reviews and approves the extension. Reference herein to the term of this Agreement shall refer to both such initial term and such extended terms.

     3. Employment.  The Employee shall be employed as the President and Chief
        ----------
Executive Officer of the Company and as the President and Chief Executive Officer of the Bank. As such, the Employee shall render all services and possess the powers as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties as the Board of Directors may prescribe from time to time. The Employee shall also render services to any subsidiary or subsidiaries of the Company or the Bank as requested by the Company or the Bank from time to time consistent with his executive position. The Employee shall devote his best efforts and reasonable time and attention to the business and affairs of the Company and the Bank to the extent necessary to discharge his responsibilities hereunder and he shall act in accordance with applicable codes of ethics approved by the boards of directors. The Employee may (i) serve on charitable or civic boards or committees and, in addition, on such corporate boards as are approved in a resolution adopted by a majority of the Board of Directors or a Committee, which approval shall not be withheld unreasonably and (ii) manage personal investments, so long as such activities do not interfere materially with performance of his responsibilities hereunder.

     4. Cash Compensation.
        -----------------

          (a) Salary. The Company and the Bank jointly agree to pay the Employee during the term of this Agreement a base salary (the "Salary") the annualized amount of which shall be not less than the annualized aggregate amount of the Employee's base salary from the Company and any Consolidated Subsidiaries in effect at the Effective Date; provided that any amounts of salary actually paid to the Employee by any Consolidated Subsidiaries shall reduce the amount to be paid by the Company and the Bank to the Employee. The Salary shall be paid no less frequently than monthly and shall be subject to customary tax withholding and benefit deductions. The amount of the Employee's Salary shall be increased (but shall not be decreased) from time to time in accordance with the amounts of salary approved by the Board of Directors or the Committee or the board of directors or the appropriate committee of any of the Consolidated Subsidiaries after the Effective Date. The amount of the Salary shall be reviewed by the Board of Directors or the Committee at least annually during the term of this Agreement.

          (b) Bonuses. The Employee shall be entitled to participate in an equitable manner with all other executive officers of the Company and the Bank in such performance-based and discretionary bonuses, if any, as are authorized and declared by the Board of Directors or the Committee for executive officers.

          (c) Expenses. The Employee shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Employee in performing services under this Agreement in accordance with the policies and procedures applicable to the executive officers of the Company and the Bank, provided that the Employee accounts for such expenses as required under such policies and procedures.

     5. Benefits.
        --------

          (a) Participation in Benefit Plans.  The Employee shall be entitled
              ------------------------------
to participate, to the same extent as executive officers of the Company and the Bank generally, in all plans of the Company and the Bank relating to pension, retirement, thrift, profit-sharing, savings, group or other life insurance, hospitalization, medical and dental coverage, travel and accident insurance, education, cash bonuses, and other retirement or employee benefits or combinations thereof. In addition, the Employee shall be entitled to be considered for benefits under all of the stock and stock option related plans in which the Company's or the Bank's executive officers are eligible or become eligible to participate.

          (b) Fringe Benefits.  The Employee shall be eligible to participate
              ---------------
in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Company's or the Bank's executive officers, including but not limited to supplemental retirement, deferred compensation program, supplemental medical or life insurance plans, company cars, club dues, physical examinations, financial planning and tax preparation services.

     6. Vacations; Leave. The Employee shall be entitled (i) to annual paid
        ----------------
vacation in accordance with the policies established by the Board of Directors or the Committee for executive officers, and (ii) to voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board of Directors or the Committee may determine in its discretion.

     7. Termination of Employment.
        -------------------------

          (a) Involuntary Termination. The Board of Directors may, without
              -----------------------
cause, terminate the Employee's employment at any time, but, except in the case of Termination for Cause, termination of employment shall not prejudice the Employee's right to compensation or other benefits under this Agreement. In the event of Involuntary Termination other than after a Change in Control which occurs during the term of this Agreement, the Company and the Bank jointly shall (i) if the Involuntary Termination occurs prior to the first anniversary of the Effective Date, pay to the employee a lump sum severance amount equal to one year's Salary as in effect immediately prior to the Date of Termination, including the pro rata portion of any incentive award, payable in such manner and at such times as the Salary would have been payable to the Employee under section4(a) if the Employee had continued to be employed by the Company and the Bank, or (ii) if the Involuntary Termination occurs after the first anniversary of this Effective Date, pay to the Employee during the remaining term of this agreement the Salary at the rate in effect immediately prior to the Date of Termination, and (iii) provide to the Employee during the remaining term of this Agreement substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) for the benefit of the Employee and his dependents and beneficiaries who would have been eligible for such benefits if the Employee had not suffered Involuntary Termination, on terms substantially as favorable to the Employee, including amounts of coverage and deductibles and other costs to him, as if he had not suffered Involuntary Termination. Notwithstanding the foregoing, if the taxable payments under this Section 7(a) would extend over a period of time sufficient for such payments not to be considered severance payments under Section 409A (and as such considered deferred compensation), then the final payment that could be made without causing the payments to be considered deferred compensation under Section 409A shall include the present value of the remaining payments, with such present value determined using the applicable discount rate used for purposes of determining present value under Section 280G of the Code.

          (b) Termination for Cause. In the event of Termination for Cause,
              ---------------------
the Company and the Bank shall pay to the Employee the Salary and provide benefits under this Agreement only through the Date of Termination, and shall have no further obligation to the Employee under this Agreement.

          (c) Voluntary Termination. The Employee's employment may be
              ---------------------
voluntarily terminated by the Employee at any time upon at least 120 days' written notice to the Company and the Bank or such shorter period as may be agreed upon between the Employee and the Board of Directors. In the event of such voluntary termination, the Company and the Bank shall be obligated jointly to continue to pay to the Employee the Salary and provide benefits under this Agreement only through the Date of Termination, at the time such payments are due, and shall have no further obligation to the Employee under this Agreement.

          (d) Change in Control.  In the event of Involuntary Termination
              -----------------
after a Change in Control which occurs at any time following the Effective Date while the Employee is employed under this Agreement, the Company and the Bank jointly shall (i) pay to the Employee in a lump sum in cash within 25 business days after the Date of Termination an amount equal to 299% of the Employee's "base amount" as defined in Section 280G of the Code; and (ii) provide to the Employee during the remaining term of this Agreement substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) for the benefit of the Employee and his dependents and beneficiaries who would have been eligible for such benefits if the Employee had not suffered Involuntary Termination, on terms substantially as favorable to the Employee, including amounts of coverage and deductibles and other costs to him, as if he had not suffered Involuntary Termination.

          (e) Death. In the event of the death of the Employee while employed
              -----
under this Agreement and prior to any termination of employment, the Company and the Bank jointly shall pay to the Employee's estate, or such person as the Employee may have previously designated in writing, the Salary which was not previously paid to the Employee and which he would have earned if he had continued to be employed under this Agreement through the last day of the calendar month in which the Employee died, together with the benefits provided hereunder through such date.

          (f) Disability.  If the Employee becomes entitled to benefits under
              ----------
the terms of the then-current disability plan, if any, of the Company or the Bank (the "Disability Plan") or becomes otherwise unable to fulfill his duties under this Agreement, he shall be entitled to receive such group and other disability benefits, if any, as are then provided by the Company or the Bank for executive employees. In the event of such disability, this Agreement shall not be suspended, except that (i) the obligation to pay the Salary to the Employee shall be reduced in accordance with the amount of disability income benefits received by the Employee, if any, pursuant to this paragraph such that, on an after-tax basis, the Employee shall realize from the sum of disability income benefits and the Salary the same amount as he would realize on an after-tax basis from the Salary if the obligation to pay the Salary were not reduced pursuant to this Section 7(f); and (ii) upon a resolution adopted by a majority of the disinterested members of the Board of Directors or the Committee, the Company and the Bank may discontinue payment of the Salary beginning six months following a determination that the Employee has become entitled to benefits under the Disability Plan or otherwise unable to fulfill his duties under this Agreement. If the Employee's disability does not constitute a disability within the meaning of Section 409A, then payments under this Section 7(f) shall not commence until the earlier of the Employee's death or the sixth month anniversary of the Employee's Separation from Service, with any delayed payments being made with the first permissible payment.

          (g) Temporary Suspension or Prohibition.  If the Employee is
              ------------------------------------
suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the FDIA, 12 U.S.C. Section 1818(e)(3) and (g)(1), or pursuant to Section
32.16.090 of the Revised Code of Washington ("R.C.W."), the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Employee all or part of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate in whole or in part any of its obligations which were suspended.

          (h) Permanent Suspension or Prohibition.  If the Employee is removed
              -----------------------------------
and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. Section 1818(e)(4) and (g)(1), or pursuant to R.C.W. 32.16.090, all obligations of the Bank under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

          (i) Default of the Bank.  If the Bank is in default (as defined in
              -------------------
Section 3(x)(1) of the FDIA), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties.

          (j) Termination by Regulators.  All obligations under this Agreement
              -------------------------
shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (1) at the time the FDIC enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA; or (2) by the FDIC, at the time it approves a supervisory merger to resolve problems related to operation of the Bank. Any rights of the parties that have already vested, however, shall not be affected by any such action.

          (k) Reductions of Benefits.  Notwithstanding any other provision of
              ----------------------
this Agreement, if payments and the value of benefits received or to be received under this Agreement, together with any other amounts and the value of benefits received or to be received by the Employee, would cause any amount to be nondeductible by the Company or any of the Consolidated Subsidiaries for federal income tax purposes pursuant to or by reason of Section 280G of the Code, then payments and benefits under this Agreement shall be reduced (not less than zero) to the extent necessary so as to maximize amounts and the value of benefits to be received by the Employee without causing any amount to become nondeductible pursuant to or by reason of Section 280G of the Code. The Employee shall determine the allocation of such reduction among payments and benefits to the Employee.

          (l) Further Reductions.  Any payments made to the Executive pursuant
              ------------------
to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

     8. Notice of Termination.  In the event that the Company or the  Bank, or
        ---------------------
both, desire to terminate the employment of the Employee during the term of this Agreement, the Company or the Bank, or both, shall deliver to the Employee a written notice of termination, stating whether such termination constitutes Termination for Cause or Involuntary Termination, and in the event that it is a Termination for Cause setting forth in reasonable detail the facts and circumstances that are the basis for the termination, and specifying the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, except in the case of Termination for Cause. In the event that the Employee determines in good faith that he has experienced an Involuntary Termination of his employment, he shall send a written notice to the Company and the Bank stating the circumstances that constitute such Involuntary Termination and the date upon which his employment shall have ceased due to such Involuntary Termination.
In the event that the Employee desires to affect a Voluntary Termination, he shall deliver a written notice to the Company and the Bank, stating the date upon which employment shall terminate, which date shall be at least 90 days after the date upon which the notice is delivered, unless the parties agree to a date sooner.

     9. Attorneys' Fees.  In the event of any legal action, lawsuit or
        ---------------
arbitration between the parties to this agreement the prevailing party, in addition to any other relief, shall be entitled to recover reasonable attorney's fees and related expenses (including the costs of experts, evidence and counsel) incurred with respect to the matters in dispute.

     10.  No Assignments.
          --------------

          (a) This Agreement is personal to each of the parties hereto, and no party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other parties; provided, however, that the Company and the Bank shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company and/or the Bank would be required to perform it, if no such succession or assignment had taken place. Failure to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation and benefits from the Company and the Bank in the same amount and on the same terms as the compensation pursuant to Section 7(d) of this Agreement. For purposes of implementing the provisions of this Section 10(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

          (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     11. Notice. For the purposes of this Agreement, notices and all other
         ------
communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, to the Company and Bank at their home offices, to the attention of the Board of Directors with a copy to the Secretary of the Company and the Secretary of the Bank, or, if to the Employee, to such home or other address as the Employee has most recently provided in writing to the Company or the Bank.

     12. Amendments.  No amendments or additions to this Agreement shall be
         ----------
binding unless in writing and signed by both parties, except as herein otherwise provided.

     13. Headings.  The headings used in this Agreement are included solely
         --------
for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

     14. Severability. The provisions of this Agreement shall be deemed
         ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     15. Governing Law. This Agreement shall be governed by the laws of the
         -------------
State of Washington.

     16. Arbitration.  Any dispute or controversy arising under or in
         -----------
connection with this Agreement shall be settled exclusively by binding arbitration in accordance with RCW 7.04A. Arbitration shall be by a three person panel with the Company appointing a member, Employee appointing a member and the two appointed members selecting a neutral third member. A majority vote of the three members shall determine the outcome of the dispute. Judgment may be entered on the arbitration award in any court having jurisdiction. Notwithstanding the foregoing, the Company, the Bank, or both may resort to the Superior Court of Grays Harbor County, Washington for injunctive and such other relief as may be available in the event that the Employee engages in conduct, after termination of the Agreement that amounts to a violation of the Washington Trade Secrets Act or amounts to unlawful interference with the business expectancies of the Company or the Bank.

     17. Deferral of Non-Deductible Compensation. In the event that the
         ---------------------------------------
Employee's aggregate compensation (including compensatory benefits which are deemed remuneration for purposes of Section 162(m) of the Code) from the Company and the Consolidated Subsidiaries for any calendar year exceeds the maximum amount of compensation deductible by the Company or any of the Consolidated Subsidiaries in any calendar year under Section 162(m) of the Code (the "maximum allowable amount"), then any such amount in excess of the maximum allowable amount shall be mandatorily deferred with interest thereon at 8% per annum to a calendar year such that the amount to be paid to the Employee in such calendar year, including deferred amounts and interest thereon, does not exceed the maximum allowable amount. Subject to the foregoing, deferred amounts including interest thereon shall be payable at the earliest time permissible.

     18. Knowing and Voluntary Agreement. Employee represents and agrees that
         -------------------------------
he has read this Agreement, understands its terms, and that he has the right to consult counsel of choice and has either done so or knowingly waives the right to do so. Employee also represents that he has had ample time to read and understand the Agreement before executing it and that he enters into this Agreement without duress or coercion from any source.

     19. Confidential Information.  Employee acknowledges that in the course
         ------------------------
of employment, Employee will have or obtain knowledge of confidential information and other secrets concerning the Company and Bank, its business, actual and prospective customers, and other matters which are valuable to the Company and Bank and which the Company and Bank do not want disclosed. Employee also understands that all customer information is private and subject to Company and Bank and governmental privacy rules, regulations and statutes. Employee promises during employment at the Company and Bank and thereafter to maintain all such information on a confidential basis and not to disclose it to any third party, without the Company's and Bank's and customers' prior written consent or at the Company's and Bank's express instruction. This confidentiality promise of Employee is intended to and shall apply in the broadest sense possible to information regarding the Company's and Bank's business activities and actual and prospective customers, and is not intended to be limited solely to matters which might meet the legal definition of "trade secrets" under Washington law. Further, Employee agrees prior to termination of his employment with the Company and Bank to return all records, files (paper or electronic), handbooks, manuals, and any other form of documentation or information related in any way to the business of the Company and Bank and its customers.
Employee shall not be entitled to retain, copy, utilize, or rely upon all or part of any such materials. This section shall survive termination of employment. The existence of any claim or cause of action against the Company and Bank, whether predicated upon this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company and Bank of this Section.

     20. Restrictive Covenant.
         --------------------

          (a) In the event of termination of Employee's employment other than Involuntary Termination, Employee shall not, for a period of 6 months from the date of termination (the "non-compete period"), be employed or act in any capacity, either directly or indirectly, or by or for himself or for any partnership, corporation, trust, or company, "Participate" (as defined below) in any banking, lending or financial services business in any county in Washington in which Timberland Bank has offices or conducts its business at the time of termination of employment. For purposes of this Agreement, the term "participate" includes, without limitation, any direct or indirect interest in any business, whether as an employee, officer, director, partner, consultant, sole proprietor, stockholder, owner, or otherwise. "Participate" as used herein does not include ownership of less than one percent (1%) of the stock of a publicly held corporation whose stock is traded on a national securities exchange or on the over-the-counter market.

          (b) In addition Employee agrees that for the non-compete period he will not (a) induce or attempt to induce any other employee of the Company to leave the employ of the Company, or in any way interfere with the relationship between the Company and any other employee of the Company or (b) solicit or contact any customer of Timberland Bank on behalf of another bank, lender or financial services entity or (c) induce or attempt to induce any customer, supplier, licensee, or other business relations of the Company to cease doing business with the Company.

          (c) Employee agrees that in the event of violation by Employee of this covenant not to compete, then all payments and benefits, if any, to Employee shall immediately cease. Employee acknowledges that obligations under this Agreement are important to the Company, and that the Company would not employ or continue to employ him without agreement to such obligations. Employee also acknowledges that if he does not abide by the obligations in this Agreement, the Company will suffer immediate and irreparable harm, and that the damage to the Company will be difficult to measure and financial relief will be incomplete. Accordingly, the Company will be entitled to injunctive relief and other equitable remedies in the event of a breach of any obligation under this Agreement. The rights and remedies of the Company under this section are in addition to all other remedies. The parties agree that if a trial judge with jurisdictions or a dispute related to this agreement should determine that any portion of the restrictive covenants set forth in this section is unreasonably broad, that the parties authorize said trial judge to narrow same so as to make it reasonable, given all relevant circumstances, and to enforce same.

          (d) It is agreed between the parties that this Agreement in its entirety, and in particular the restraints imposed herein upon Employee, are reasonable both as to time and as to area. The parties additionally agree (i) that the restraints imposed herein upon Employee are necessary for the protection of the business and goodwill of the Company, (ii) that the restraints imposed herein upon Employee are not any greater than are reasonably necessary to secure the business of the Company and the goodwill thereof; and (iii) that the degree of injury to the public due to the loss of the service and skill of Employee upon enforcement of said restraints does not and will not warrant nonenforcement of said restraints.

          (e) This section shall survive the termination of this agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

     THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

Attest:                                TIMBERLAND BANCORP, INC.




/s/Dean J. Brydon, Secretary           By:  /s/ Clarence E. Hamre
-----------------                           ----------------------------
Date: April 13, 2007                   Its: Chairman of the Board of Directors

Attest:                                TIMBERLAND BANK




/s/Dean J. Brydon, Secretary           By:  /s/ Clarence E. Hamre
-----------------                           -----------------------------
Date: April 13, 2007                   Its: Chairman of the Board of Directors


                                       EMPLOYEE



                                       /s/Michael R. Sand
                                       -------------------------------
                                       Michael R. Sand

                                 Exhibit 10.2

                   Employment Agreement with Dean J. Brydon

                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this 13th day of April 2007 by and between Timberland Bancorp, Inc. (the "Company"), and its wholly owned subsidiary, Timberland Bank (the "Bank"), and Dean J. Brydon (the "Employee").

     WHEREAS, the Employee is currently serving as the Chief Financial Officer of the Company and of the Bank;

     WHEREAS, the Employee has made and will continue to make a major contribution to the success of the Company and the Bank in the position of Chief Financial Officer;

     WHEREAS, the board of directors of the Company and the board of directors of the Bank (collectively, the "Board of Directors") recognize that the possibility of a change in control of the Bank or the Company may occur and that such possibility, and the uncertainty and questions which may arise among management, may result in the departure or distraction of key management to the detriment of the Company, the Bank and their respective stockholders;

     WHEREAS, the Board of Directors believes that it is in the best interests of the Company and the Bank and the shareholders thereof to enter into this Agreement with the Employee in order to assure continuity of management of the Company and its subsidiaries; and

     WHEREAS, the Board of Directors has approved and authorized the execution of this Agreement with the Employee;

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

     1. Definitions.
        -----------

          (a) The term "Change in Control" means (1) an offeror other than the Company purchases shares of stock of the Company or the Bank pursuant to a tender or exchange offer for such shares; (2) an event of a nature that results in the acquisition of control of the Company or the Bank within the meaning of the Bank Holding Company Act of 1956, as amended, under 12 U.S.C.
Section 1841 (or any successor statute or regulation) or requires the filing of a notice with the Federal Deposit Insurance Corporation ("FDIC") under 12 U.S.C. Section 1817(j) (or any successor statute or regulation); (3) any person (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company or the Bank representing 25% or more of the combined voting power of the Company's or the Bank's outstanding securities; (4) individuals who are members of the board of directors of the

Company immediately following the Effective Date or who are members of the board of directors of the Bank immediately following the Effective Date (in each case, the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequently whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's or the Bank's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; or (5) consummation of a plan of reorganization, merger, consolidation, sale of all or substantially all of the assets of the Company or a similar transaction in which the Company is not the resulting entity, or a transaction at the completion of which the former stockholders of the acquired corporation become the holders of more than 40% of the outstanding common stock of the Company and the Company is the resulting entity of such transaction; provided that the term "Change in Control" shall not include an acquisition of securities by an employee benefit plan of the Bank or the Company.

          (b) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company (or its successors) that are part of the affiliated group (as defined in Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code"), without regard to subsection (b) thereof) that includes the Bank, including but not limited to the Company.

          (c) The term "Date of Termination" means the date upon which the Employee experiences a Separation of Service from the Company or the Bank as specified in a notice of termination pursuant to Section 8 of this Agreement or the date a succession becomes effective under Section 10.

          (d) The term "Effective Date" means the date of this Agreement.

          (e) The term "Involuntary Termination" means Employee's Separation from Service (i) by either the Company or the Bank or both without the Employee's express written consent; or (ii) by the Employee by reason of a material diminution of or interference with his duties, responsibilities or benefits, including (without limitation) any of the following actions unless consented to in writing by the Employee: (1) a requirement that the Employee be based at any place other than Hoquiam, Washington, or within a radius of 35 miles from the location of the Company's administrative offices as of the Effective Date, except for reasonable travel on Company or Bank business; (2) a material demotion of the Employee; (3) a material reduction in the number or seniority of personnel reporting to the Employee or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Employee, other than as part of a Bank-or Company-wide reduction in staff; (4) a reduction in the Employee's salary or a material adverse change in the Employee's perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Bank or the Company; (5) a material permanent increase in the required hours of work or the workload of the Employee; or (6) the failure of the board of directors of the Company (or a board of directors of a successor of the Company) to appoint him as Chief Financial Officer of the Company (or a successor of the Company) or any action by the board of directors of the Company (or a board of directors of a successor of the Company) removing him from such office, or the failure of the board of directors of the Bank (or any successor of the Bank) to appoint him as Chief Financial Officer of the Bank (or any successor of the Bank) or any action by such board (or a board of a successor of the Bank) removing him from such office. The term "Involuntary Termination" does not include Termination for Cause, Separation from Service due to death or permanent disability pursuant to Section 7(f) of this Agreement, retirement or suspension or temporary or permanent prohibition from participation in the conduct of the Bank's affairs under Section 8 of the Federal Deposit Insurance Act ("FDIA").

          (f) The term "Section 409A" shall mean Section 409A of the Code and the regulations and guidance of general applicability issued thereunder.

          (g) The term "Separation from Service" shall have the same meaning as in Section 409A.

          (h) The terms "Termination for Cause" and "Terminated For Cause" mean the Employee's Separation from Service with either the Company or the Bank, as the case may be, because of the Employee's violation of applicable codes of ethics, personal dishonesty, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or (except as provided below) material breach of any provision of this Agreement. No act or failure to act by the Employee shall be considered willful unless the Employee acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company or the Bank. The Employee shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), stating that in the good faith opinion of the Board of Directors the Employee has engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

     2. Term. The term of this Agreement shall be a period of three years
        ----
commencing on the Effective Date, subject to earlier termination as provided herein. Beginning on the first anniversary of the Effective Date, and on each anniversary thereafter, the term of this Agreement shall be extended for a period of one year in addition to the then-remaining term, provided that (i) neither the Employee nor the Company has given notice to the other in writing at least 90 days prior to such anniversary that the term of this Agreement shall not be extended further; and (ii) prior to such anniversary, the Board of Directors, or a committee of the Board of Directors which has been delegated authority to act on such matters by the Board of Directors ("Committee"), reviews and approves the extension.

Reference herein to the term of this Agreement shall refer to both such initial term and such extended terms.

     3. Employment.  The Employee shall be employed as the Chief Financial
        ----------
Officer of the Company and as the Chief Financial Officer of the Bank. As such, the Employee shall render all services and possess the powers as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties as the Board of Directors may prescribe from time to time. The Employee shall also render services to any subsidiary or subsidiaries of the Company or the Bank as requested by the Company or the Bank from time to time consistent with his executive position. The Employee shall devote his best efforts and reasonable time and attention to the business and affairs of the Company and the Bank to the extent necessary to discharge his responsibilities hereunder and he shall act in accordance with applicable codes of ethics approved by the boards of directors. The Employee may (i) serve on charitable or civic boards or committees and, in addition, on such corporate boards as are approved in a resolution adopted by a majority of the Board of Directors or a Committee, which approval shall not be withheld unreasonably and (ii) manage personal investments, so long as such activities do not interfere materially with performance of his responsibilities hereunder.

     4. Cash Compensation.
        -----------------

          (a) Salary.  The Company and the  Bank jointly agree to pay the
              ------
Employee during the term of this Agreement a base salary (the "Salary") the annualized amount of which shall be not less than the annualized aggregate amount of the Employee's base salary from the Company and any Consolidated Subsidiaries in effect at the Effective Date; provided that any amounts of salary actually paid to the Employee by any Consolidated Subsidiaries shall reduce the amount to be paid by the Company and the Bank to the Employee. The Salary shall be paid no less frequently than monthly and shall be subject to customary tax withholding and benefit deductions. The amount of the Employee's Salary shall be increased (but shall not be decreased) from time to time in accordance with the amounts of salary approved by the Board of Directors or the Committee or the board of directors or the appropriate committee of any of the Consolidated Subsidiaries after the Effective Date. The amount of the Salary shall be reviewed by the Board of Directors or the Committee at least annually during the term of this Agreement.

          (b) Bonuses.  The Employee shall be entitled to participate in an
              -------
equitable manner with all other executive officers of the Company and the Bank in such performance-based and discretionary bonuses, if any, as are authorized and declared by the Board of Directors or the Committee for executive officers.

          (c) Expenses.  The Employee shall be entitled to receive prompt
              --------
reimbursement for all reasonable expenses incurred by the Employee in performing services under this Agreement in accordance with the policies and procedures applicable to the executive officers of the Company and the Bank, provided that the Employee accounts for such expenses as required under such policies and procedures.

     5. Benefits.
        --------

          (a) Participation in Benefit Plans.  The Employee shall be entitled
              ------------------------------
to participate, to the same extent as executive officers of the Company and the Bank generally, in all plans of the Company and the Bank relating to pension, retirement, thrift, profit-sharing, savings, group or other life insurance, hospitalization, medical and dental coverage, travel and accident insurance, education, cash bonuses, and other retirement or employee benefits or combinations thereof. In addition, the Employee shall be entitled to be considered for benefits under all of the stock and stock option related plans in which the Company's or the Bank's executive officers are eligible or become eligible to participate.

          (b) Fringe Benefits.  The Employee shall be eligible to participate
              ---------------
in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Company's or the Bank's executive officers, including but not limited to supplemental retirement, deferred compensation program, supplemental medical or life insurance plans, company cars, club dues, physical examinations, financial planning and tax preparation services.

     6. Vacations; Leave. The Employee shall be entitled (i) to annual paid
        ----------------
 vacation in accordance with the policies established by the Board of Directors or the Committee for executive officers, and (ii) to voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board of Directors or the Committee may determine in its discretion.

     7. Termination of Employment.
        -------------------------

          (a) Involuntary Termination. The Board of Directors may, without
              -----------------------
cause, terminate the Employee's employment at any time, but, except in the case of Termination for Cause, termination of employment shall not prejudice the Employee's right to compensation or other benefits under this Agreement. In the event of Involuntary Termination other than after a Change in Control which occurs during the term of this Agreement, the Company and the Bank jointly shall (i) if the Involuntary Termination occurs prior to the first anniversary of the Effective Date, pay to the Employee a lump-sum severance amount equal to one year's Salary as in effect immediately prior to the Date of Termination, including the pro rata portion of any incentive award, payable in such manner and at such times as the Salary would have been payable to the Employee under Section 4(a) if the Employee had continued to be employed by the Company and the Bank, or (ii) if the Involuntary Termination occurs after the first anniversary of the Effective Date, pay to the Employee during the remaining term of this Agreement the Salary at the rate in effect immediately prior to the Date of Termination, and (iii) provide to the Employee during the remaining term of this Agreement substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) for the benefit of the Employee and his dependents and beneficiaries who would have been eligible for such benefits if the Employee had not suffered Involuntary Termination, on terms substantially as favorable to the Employee, including amounts of coverage and deductibles and Notwithstanding the foregoing, if the taxable payments under this Section 7(a) would extend over a period of time sufficient for such payments not to be considered severance payments under Section 409A (and as such considered deferred compensation), then the final payment that could be made without causing the payments to be considered deferred compensation under
Section 409A shall include the present value of the remaining payments, with such present value determined using the applicable discount rate used for purposes of determining present value under Section 280G of the Code.

          (b) Termination for Cause. In the event of Termination for Cause,
              ---------------------
the Company and the Bank shall pay to the Employee the Salary and provide benefits under this Agreement only through the Date of Termination, and shall have no further obligation to the Employee under this Agreement.

          (c) Voluntary Termination. The Employee's employment may be
              ---------------------
voluntarily terminated by the Employee at any time upon at least 90 days' written notice to the Company and the Bank or such shorter period as may be agreed upon between the Employee and the Board of Directors. In the event of such voluntary termination, the Company and the Bank shall be obligated jointly to continue to pay to the Employee the Salary and provide benefits under this Agreement only through the Date of Termination, at the time such payments are due, and shall have no further obligation to the Employee under this Agreement.

          (d) Change in Control.  In the event of the Employee's Involuntary
              -----------------
Termination after a Change in Control which occurs at any time following the Effective Date while the Employee is employed under this Agreement, the Company and the Bank jointly shall (i) pay to the Employee in a lump sum in cash within 25 business days after the Date of Termination an amount equal to 299% of the Employee's "base amount" as defined in Section 280G of the Code; and (ii) provide to the Employee during the remaining term of this Agreement substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) for the benefit of the Employee and his dependents and beneficiaries who would have been eligible for such benefits if the Employee had not suffered Involuntary Termination, on terms substantially as favorable to the Employee, including amounts of coverage and deductibles and other costs to him, as if he had not suffered Involuntary Termination.

          (e) Death. In the event of the death of the Employee while employed
              -----
under this Agreement and prior to any termination of employment, the Company and the Bank jointly shall pay to the Employee's estate, or such person as the Employee may have previously designated in writing, the Salary which was not previously paid to the Employee and which he would have earned if he had continued to be employed under this Agreement through the last day of the calendar month in which the Employee died, together with the benefits provided hereunder through such date.

          (f) Disability.  If the Employee becomes entitled to benefits under
              ----------
the terms of the then-current disability plan, if any, of the Company or the Bank (the "Disability Plan") or becomes otherwise unable to fulfill his duties under this Agreement, he shall be entitled to receive such group and other disability benefits, if any, as are then provided by the Company or the Bank for executive employees. In the event of such disability, this Agreement shall not be suspended, except that (i) the obligation to pay the Salary to the Employee shall be reduced in accordance with the amount of disability income benefits received by the Employee, if any, pursuant to this paragraph such that, on an after-tax basis, the Employee shall realize from the sum of disability income benefits and the Salary the same amount as he would realize on an after-tax basis from the Salary if the obligation to pay the Salary were not reduced pursuant to this Section 7(f); and (ii) upon a resolution adopted by a majority of the disinterested members of the Board of Directors or the Committee, the Company and the Bank may discontinue payment of the Salary beginning six months following a determination that the Employee has become entitled to benefits under the Disability Plan or otherwise unable to fulfill his duties under this Agreement. If the Employee's disability does not constitute a disability within the meaning of Section 409A, then payments under this Section 7(f) shall not commence until the earlier of the Employee's death or the sixth month anniversary of the Employee's Separation from Service, with any delayed payments being made with the first permissible payment.

          (g) Temporary Suspension or Prohibition.  If the Employee is
              -----------------------------------
suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the FDIA, 12 U.S.C. Section 1818(e)(3) and (g)(1), or pursuant to Section
32.16.090 of the Revised Code of Washington ("R.C.W."), the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Employee all or part of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate in whole or in part any of its obligations which were suspended.

          (h) Permanent Suspension or Prohibition.  If the Employee is removed
              -----------------------------------
and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. Section 1818(e)(4) and (g)(1), or pursuant to R.C.W. 32.16.090, all obligations of the Bank under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

          (i) Default of the  Bank.  If the  Bank is in default (as defined in
              --------------------
Section 3(x)(1) of the FDIA), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties.

          (j) Termination by Regulators.  All obligations under this Agreement
              -------------------------
shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (1) at the time the FDIC enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA; or (2) by the FDIC, at the time it approves a supervisory merger to resolve problems related to operation of the Bank. Any rights of the parties that have already vested, however, shall not be affected by any such action.

          (k) Reductions of Benefits.   Notwithstanding any other provision of
              ----------------------
this Agreement, if payments and the value of benefits received or to be received under this Agreement, together with any other amounts and the value of benefits received or to be received by the Employee, would cause any amount to be nondeductible by the Company or any of the Consolidated Subsidiaries for federal income tax purposes pursuant to or by reason of Section 280G of the Code, then payments and benefits under this Agreement shall be reduced (not less than zero) to the extent necessary so as to maximize amounts and the value of benefits to be received by the Employee without causing any amount to become nondeductible pursuant to or by reason of Section 280G of the Code. The Employee shall determine the allocation of such reduction among payments and benefits to the Employee.

          (l) Further Reductions.  Any payments made to the executive pursuant
              ------------------
to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

     8. Notice of Termination.  In the event that the Company or the  Bank, or
        ---------------------
both, desire to terminate the employment of the Employee during the term of this Agreement, the Company or the Bank, or both, shall deliver to the Employee a written notice of termination, stating whether such termination constitutes Termination for Cause or Involuntary Termination, and in the event that it is a Termination for Cause setting forth in reasonable detail the facts and circumstances that are the basis for the termination, and specifying the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, except in the case of Termination for Cause. In the event that the Employee determines in good faith that he has experienced an Involuntary Termination of his employment, he shall send a written notice to the Company and the Bank stating the circumstances that constitute such Involuntary Termination and the date upon which his employment shall have ceased due to such Involuntary Termination.
In the event that the Employee desires to affect a Voluntary Termination, he shall deliver a written notice to the Company and the Bank, stating the date upon which employment shall terminate, which date shall be at least 90 days after the date upon which the notice is delivered, unless the parties agree to a date sooner.

     9. Attorneys' Fees.  In the event of any legal action, lawsuit or
        ---------------
arbitration between the parties to this agreement the prevailing party, in addition to any other relief, shall be entitled to recover reasonable attorney's fees and related expenses (including the costs of experts, evidence and counsel) incurred with respect to the matters in dispute.

     10.  No Assignments.
          --------------

          (a) This Agreement is personal to each of the parties hereto, and no party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other parties; provided, however, that the Company and the Bank shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company and/or the Bank would be required to perform it, if no such succession or assignment had taken place. Failure to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation and benefits from the Company and the Bank in the same amount and on the same terms as the compensation pursuant to Section 7(d) of this Agreement. For purposes of implementing the provisions of this
Section 10(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

          (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     11. Notice. For the purposes of this Agreement, notices and all other
         ------
communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, to the Company and Bank at their home offices, to the attention of the Board of Directors with a copy to the Secretary of the Company and the Secretary of the Bank, or, if to the Employee, to such home or other address as the Employee has most recently provided in writing to the Company or the Bank.

     12. Amendments.  No amendments or additions to this Agreement shall be
         ----------
binding unless in writing and signed by both parties, except as herein otherwise provided.

     13. Headings.  The headings used in this Agreement are included solely
         --------
for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

     14. Severability. The provisions of this Agreement shall be deemed
         ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     15. Governing Law. This Agreement shall be governed by the laws of the
         -------------
State of Washington.

     16. Arbitration.  Any dispute or controversy arising under or in
         -----------
connection with this Agreement shall be settled exclusively by binding arbitration in accordance with RCW 7.04A. Arbitration shall be by a three person panel with the Company appointing a member, Employee appointing a member and the two appointed members selecting a neutral third member. A majority vote of the three members shall determine the outcome of the dispute. Judgment may be entered on the arbitration award in any court having jurisdiction. Notwithstanding the foregoing, the Company, the Bank, or both may resort to the Superior Court of Grays Harbor County, Washington for injunctive and such other relief as may be available in the event that the Employee engages in conduct, after termination of the Agreement that amounts to a violation of the Washington Trade Secrets Act or amounts to unlawful interference with the business expectancies of the Company or the Bank.

     17. Deferral of Non-Deductible Compensation. In the event that the
         ---------------------------------------
Employee's aggregate compensation (including compensatory benefits which are deemed remuneration for purposes of Section 162(m) of the Code) from the Company and the Consolidated Subsidiaries for any calendar year exceeds the maximum amount of compensation deductible by the Company or any of the Consolidated Subsidiaries in any calendar year under Section 162(m) of the Code (the "maximum allowable amount"), then any such amount in excess of the maximum allowable amount shall be mandatorily deferred with interest thereon at 8% per annum to a calendar year such that the amount to be paid to the Employee in such calendar year, including deferred amounts and interest thereon, does not exceed the maximum allowable amount. Subject to the foregoing, deferred amounts including interest thereon shall be payable at the earliest time permissible.

     18. Knowing and Voluntary Agreement. Employee represents and agrees that
         -------------------------------
he has read this Agreement, understands its terms, and that he has the right to consult counsel of choice and has either done so or knowingly waives the right to do so. Employee also represents that he has had ample time to read and understand the Agreement before executing it and that he enters into this Agreement without duress or coercion from any source.

     19. Confidential Information.  Employee acknowledges that in the course
         ------------------------
of employment, Employee will have or obtain knowledge of confidential information and other secrets concerning the Company and Bank, its business, actual and prospective customers, and other matters which are valuable to the Company and Bank and which the Company and Bank do not want disclosed. Employee also understands that all customer information is private and subject to Company and Bank and governmental privacy rules, regulations and statutes. Employee promises during employment at the Company and Bank and thereafter to maintain all such information on a confidential basis and not to disclose it to any third party, without the Company's and Bank's and customers' prior written consent or at the Company's and Bank's express instruction. This confidentiality promise of Employee is intended to and shall apply in the broadest sense possible to information regarding the Company's and Bank's business activities and actual and prospective customers, and is not intended to be limited solely to matters which might meet the legal definition of "trade secrets" under Washington law. Further, Employee agrees prior to termination of his employment with the Company and Bank to return all records, files (paper or electronic), handbooks, manuals, and any other form of documentation or information related in any way to the business of the Company and Bank and its customers. Employee shall not be entitled to retain, copy, utilize, or rely upon all or part of any such materials. This section shall survive termination of employment. The existence of any claim or cause of action against the Company and Bank, whether predicated upon this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company and Bank of this Section.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

     THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.


Attest:                                TIMBERLAND BANCORP, INC.




Jonathan Fischer, Compliance Officer   By:  /s/ Clarence E. Hamre
------------------------------------        ----------------------------------
Date: April 13, 2007                   Its: Chairman of the Board of Directors


Attest:                                TIMBERLAND BANK




Jonathan Fischer, Compliance Officer   By:  /s/ Clarence E. Hamre
------------------------------------        ----------------------------------
Date: April 13, 2007                   Its: Chairman of the Board of Directors


                                       EMPLOYEE



                                       /s/ Dean J. Brydon
                                       ----------------------------------
                                       Dean J. Brydon

                                 Exhibit 10.3

                     Employee Severance Compensation Plan

                                TIMBERLAND BANK
                     EMPLOYEE SEVERANCE COMPENSATION PLAN

                                  PLAN PURPOSE

     The purpose of this Timberland Bank Employee Severance Compensation Plan is to assure the services of Employees of the Bank in the event of a Change in Control. The benefits contemplated by the Plan recognize the value to the Bank of the services and contributions of the Employees of the Bank and the effect upon the Bank resulting from the uncertainties of continued employment, reduced employee benefits, management changes and relocations that may arise in the event of a Change in Control. The Board believes that the Plan will also aid the Bank in attracting and retaining the highly qualified individuals who are essential to its success and that the Plan's assurance of fair treatment of the Bank's Employees will reduce the distractions and other adverse effects on Employees' performance in the event of a Change in Control.

                                    ARTICLE I
                             ESTABLISHMENT OF PLAN

     1.1  Establishment of Plan
          ---------------------

     As of the Effective Date of the Plan as defined herein, the Bank hereby establishes an employee severance compensation plan to be known as the "Timberland Bank Employee Severance Compensation Plan." The purposes of the Plan are as set forth above.

     1.2  Application of Plan
          -------------------

     The benefits provided by this Plan shall be available to all Employees of the Bank, who, at or after the Effective Date, meet the eligibility requirements of Article III. The Plan shall not apply to officers of the Bank who have entered into and are subject to an employment or change in control agreement with the Employer.

     1.3  Contractual Right to Benefits
          -----------------------------

     This plan establishes and vests in each Participant a contractual right to the benefits to which each Participant is entitled hereunder in the event of a Change in Control, enforceable by the Participant against the Employer, the Bank, or both. The Plan does not provide, and should not be construed as providing, benefits of any kind to any Employee, except in the event of a Change in Control and, in the event of a Change in Control, only upon the involuntary or voluntary termination of an Employee in the manner contemplated herein.

                                  ARTICLE II
                        DEFINITIONS AND CONSTRUCTION

     2.1  Definitions
          -----------

     Whenever used in the Plan, the following terms shall have the meanings set forth below.

     "Annual Compensation" of a Participant means and includes all wages, salary, bonus, and cash compensation, if any, paid (including accrued amounts) by an Employer as consideration for the Participant's service during the 12-month period ending on the last day of the month preceding the date of a Participant's termination pursuant to Section 4.2. For purposes of this Plan, a Participant's "Monthly Compensation" shall equal one-twelfth of a Participant's Annual Compensation as determined in accordance with this paragraph.

     "Board" means the Board of Directors of the Bank.

     "Change In Control" shall mean an event deemed to occur if and when (a) an offeror other than the Company purchases shares of the common stock of the Company or the Bank pursuant to a tender or exchange offer for such shares,
(b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or Bank representing twenty-five percent (25%) or more of the combined voting power of the Company's or the Bank's then outstanding securities, (c) the membership of the board of directors of the Company or the Bank changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company or the Bank approve a merger, consolidation, sale or disposition of all or substantially all of the Company's or the Bank's assets or a plan of partial or complete liquidation. If any of the events enumerated in clauses (a) - (d) occur the Board shall determine the effective date of the change in control resulting therefrom.

     "Company" means Timberland Bancorp, Inc., a Washington corporation, the holding company of the Bank.

     "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an Employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board must advise the Board that it is either not possible to determine if or when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Employee's lifetime.

     "Effective Date" means the date the Plan is approved by the Board of the Bank, or such other date as the Board shall designate in its resolution approving the Plan.

     "Employee" means any employee of the Bank or another Employer.

     "Employer" means (i) the Bank or (ii) a subsidiary of the Bank or a parent company of the Bank which has adopted the plan pursuant to Article VI hereof.

     "Expiration Date" means a date ten (10) years from the Effective Date unless earlier terminated pursuant to Section 8.2 or extended pursuant to
Section 8.1.

     "Just Cause" shall means termination because of a Participant's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or other similar offenses) or any final cease-and desist order.

     "Payment" means the payment of severance compensation as provided in
Article IV hereof.

     "Participant" means an Employee who meets the eligibility requirements of
Article III.

     "Plan" means this Timberland Bank Employee Severance Compensation Plan.

     "Bank" means Timberland Bank or any successor as provided for in Article VII hereof.

     2.2  Applicable Law
          --------------

     The laws of the State of Washington shall be controlling law in all matters relating to the Plan to the extent not preempted by Federal law.

     2.3  Severability
          ------------

     If a provision of this Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                                  ARTICLE III
                                  ELIGIBILITY

     3.1  Participation
          -------------

     The term "Participant" shall include all Employees of an Employer who have completed at least two (2) years of service with the Employer at the time of any termination pursuant to Section 4.2 herein. Notwithstanding the foregoing, persons who have entered into and continue to be covered by an individual employment contract or change in control agreement with an Employer that provides severance benefits shall not be entitled to participate in this Plan unless specifically provided for in the individual employment contract or change in control agreement.

     3.2  Duration of Participation
          -------------------------

     A Participant shall cease to be a Participant in the Plan when the Participant ceases to be an Employee of an Employer, unless such Participant is entitled to a Payment as provided in the Plan. A Participant entitled to receipt of a Payment shall remain a Participant in this Plan until the full amount of such Payment has been paid to the Participant.

                                  ARTCILE IV
                                   PAYMENTS

     4.1  Right to Payment
          ----------------

     A Participant shall be entitled to receive from his or her Employer a Payment in the amount provided in Section 4.3 if a Change in Control occurs and if, within one (1) year thereafter, the Participant's employment by an Employer shall terminate for any reason specified in Section 4.2. A Participant shall not be entitled to a Payment if termination occurs by reason of death, voluntary retirement, voluntary termination other than for the reasons specified in Section 4.2, Disability or for Just Cause.

     4.2  Reasons for Termination
          -----------------------

     Following a Change in Control, a Participant shall be entitled to a Payment in accordance with Section 4.3 if employment by an Employer is terminated, voluntarily or involuntarily, for any one or more of the following reasons:

          (a) The Employer reduces the Participant's base salary or rate of compensation from the amount in effect immediately prior to the Change in Control, or as the same may have been increased thereafter.

          (b) The Employer materially changes Participant's function, duties or responsibilities which would cause the Participant's position to be one of lesser responsibility, importance or scope with the Employer than immediately prior to the Change in Control.

          (c) The Employer requires the Participant to change the location of the Participant's job or office, so that such Participant will be based at a location more than thirty-five (35) miles from the location of the Participant's job or office immediately prior to the Change in Control provided that such new location is not closer to Participant's home.

          (d) The Employer materially reduces the benefits and perquisites available to the Participant immediately prior to the Change in Control; provided, however, that a material reduction in benefits and perquisites generally provided to all Employees of the Bank on a nondiscriminatory basis shall not trigger a Payment pursuant to this Plan.

          (e) A successor to the Employer fails or refuses to assume the Employer's obligations under this Plan, as required by Article VII.

          (f) The Employer, or any successor to the Employer, breaches any other provisions of this Plan.

          (g) The Employer terminates the employment of a Participant at or after a Change in Control other than for Just Cause.

     4.3  Amount of Payment
          -----------------

     Each Participant entitled to a Payment under this Plan shall receive from the Employer a lump sum cash payment equal to the product of the Participant's Monthly Compensation and the Participant's years of service (including partial years rounded to the nearest full year) from the Employee's date of hire through the date of termination. PROVIDED that a Participant under this Plan shall receive a minimum payment under this Plan equal to twelve times his/her Monthly Compensation and an officer of the Bank holding a position of Vice-President or higher shall be entitled to a minimum payment under this Plan equal to eighteen times his/her Monthly Compensation. Notwithstanding anything herein to the contrary, the maximum payment to a Participant under the plan shall not exceed two hundred percent (200%) of the Participant's Annual Compensation.

     The Participant shall not be required to mitigate damages on the amount of the Payment by seeking other employment or otherwise, nor shall the amount of such Payment be reduced by any compensation earned by the Participant as a result of employment after termination of employment hereunder.

     4.4  Time of Payment
          ---------------

     The Payment to which a Participant is entitled shall be paid to the Participant by the Employer or the successor to the Employer, in cash and in full, not later than thirty (30) business days after the termination of the Participant's employment. If any Participant should die after termination of the employment but before all amounts have been paid, such unpaid amounts shall be paid to the Participant's named beneficiary, if living, otherwise to the personal representative on behalf of or for the benefit of the Participant's estate.

     4.5  Suspension of Payment
          ---------------------

     Notwithstanding the foregoing, no payments or portions thereof shall be made under this Plan, if such payment or portion would result in the Bank failing to meet its minimum regulatory capital requirements. Any payments or portions thereof not paid shall be suspended until such time as their payment would not result in a failure to meet the Bank's minimum regulatory capital requirements. Any portion of benefit payments which have not been suspended will be paid on an equitable basis, pro rata based upon amounts due each Participant, among all eligible Participants.

                                    ARTICLE V
                    OTHER RIGHTS AND BENEFITS NOT AFFECTED

     5.1  Other Benefits
          --------------

     Neither the provisions of this Plan nor the Payment provided for hereunder shall reduce any amounts otherwise payable, or in any way diminish the Participant's rights as an Employee of an Employer, whether existing now or hereafter, under any benefit, incentive, retirement, stock option, stock bonus, stock ownership or any employment agreement or other plan or arrangement.

     5.2  Employment Status
          -----------------

     This Plan does not constitute a contract of employment or impose on the Participant's Employer any obligation to retain the Participant, to maintain the status of the Participant's employment, or to change the Employer's policies regarding termination of employment.

                                  ARTICLE VI
                           PARTICIPATING EMPLOYERS

     6.1 Upon approval by the Board of the Bank, this Plan may be adopted by any subsidiary of the Bank or by the Company. Upon such adoption, the subsidiary or the Company shall become an Employer hereunder and the provisions of the Plan shall be fully applicable to the Employees of that subsidiary or the Company. The term "subsidiary" means any corporation in which the Bank, directly or indirectly, holds a majority of the voting power of its outstanding shares of capital stock.

                                  ARTICLE VII
                            SUCCESSOR TO THE BANK

     7.1 The Bank shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Bank, expressly and unconditionally to assume and agree to perform the Bank's obligations under this plan, in the same manner and to the same extent that the Bank would be required to perform if no such succession or assignment had taken place.

                                  ARTICLE VIII
                      DURATION, AMENDMENT AND TERMINATION

     8.1  Duration
          --------

     If a Change in Control has not occurred, this Plan shall expire as of the Expiration Date, unless sooner terminated as provided in Section 8.2, or unless extended for an additional period or periods by resolution adopted by the Board of the Bank.

     Notwithstanding the foregoing, if a Change in Control occurs this Plan shall continue in full force and effect, and shall not terminate or expire until such date as all Participants who become entitled to Payments hereunder shall have received such Payments in full.

     8.2  Amendment and Termination
          -------------------------

     The Plan may be terminated or amended in any respect by resolution adopted by a majority of the Board of the Bank, unless a Change in Control has previously occurred. If a Change in Control occurs, the Plan no longer shall be subject to amendment, change, substitution, deletion, revocation or termination in any respect whatsoever.

     8.3  Form of Amendment
          -----------------

     The form of any proper amendment or termination of the Plan shall be a written instrument signed by a duly authorized officer or officers of the Bank, certifying that the amendment or termination has been approved by the Board. A proper termination of the Plan automatically shall effect a termination of all Participants' rights and benefits hereunder.

     8.4  No Attachment
          -------------

     (a) Except as required by law, no right to receive payments under this Plan shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect such action shall be null, void, and of no effect.

     (b) This Plan shall be binding upon, and inure to the benefit of, each Employee, the Employer and their respective successors and assigns.

                                  ARTICLE IX
                           LEGAL FEES AND EXPENSES

     9.1 The prevailing party in any lawsuit, arbitration or other legal action arising from a dispute or question of interpretation relating to this Plan shall be entitled to recover all reasonable attorney's fees and other costs and expenses paid or incurred by the prevailing party in connection with such proceedings and said amounts shall be included in any judgment, arbitration award or settlement.

                                  ARTICLE X
                          ADMINISTRATION OF THE PLAN

     10.1 The Plan shall be administered by the Board (or, by a committee of non-employee directors designated by the Board). Subject to the other provisions of the Plan, the Board shall have authority to adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and to decide all disputes arising in connection with the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

     Have been adopted by its Board on March 26, 2007 this Plan is executed by duly authorized officer of the Bank this 26th day of March, 2007.

Attest


/s/Dean J. Brydon                     /s/Michael R. Sand
-----------------------------         ------------------------------
Secretary